UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300
Houston, Texas	77077-4760
(Address of principal executive offices)	(zip code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 13, 2015, Marty Jimmerson, Chief Financial Officer of RigNet, Inc. (the “Company”), is expected to present at the Jefferies 2015 Global Technology, Media and Telecom Conference in Miami, Florida. In connection with the conference, the Company prepared presentation slides, which are furnished herewith as Exhibit 99.1. A webcast replay of this presentation will not be available; however, the presentation materials will be accessible approximately one hour after the conclusion of the presentation on the Company’s website www.rig.net.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

99.1	RigNet, Inc. – Jefferies 2015 TMT Conference – May 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ Martin L. Jimmerson, Jr.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Dated: May 13, 2015

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	RigNet, Inc. – Jefferies 2015 TMT Conference – May 13, 2015